EXHIBIT 4
                                                                       ---------

                             Joint Filing Agreement
                             ----------------------

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be signed by the undersigned in separate counterparts.

Dated: February 22, 1999

                                          THE BERKSHIRE COMPANIES LIMITED
                                          PARTNERSHIP


                                          By: KGP-1, Inc.,
                                              its General Partner

                                              By: /s/ Douglas Krupp
                                              ---------------------
                                              Name:  Douglas Krupp
                                              Title: President


                                          KGP-1, INC.

                                          By: /s/ Douglas Krupp
                                          ---------------------
                                          Name:  Douglas Krupp
                                          Title: President


                                          KGP-2, INC.

                                          By: /s/ Douglas Krupp
                                          ---------------------
                                          Name:  Douglas Krupp
                                          Title: President


                                          /s/ Douglas Krupp
                                          -----------------
                                          Douglas Krupp

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                                                                               2
                                                       *
                                          ____________________________
                                          George Krupp


                                          * By: /s/ Douglas Krupp
                                            ---------------------
                                            Name:  Douglas Krupp
                                            Title: Attorney-in-fact